                                 Exhibit Section
                                 Exhibit (10.1)

         THIS AGREEMENT OF LEASE is made as of the 21st day of August, 1996, between MARION B. MERTEN and HAROLD A. MERTEN, JR., hereinafter jointly called "Lessor," and CM ACQUISITION CORP., an Ohio corporation, hereinafter called "Lessee."

         1. Demise of Premises. Lessor hereby demises and leases to Lessee and Lessee hereby accepts and leases from Lessor, for the term and upon the terms and condition hereinafter net forth, the real property described in Exhibit A attached hereto and incorporated herein by reference (hereinafter called "Premises" or "Demised Premises"), together with all improvements now existing thereon.

         2. Term and Renewal. The term of this lease shall be sixty (60) months commencing on September 1, 1996, and ending at 11:59 p.m. on August 31, 2001, both dates inclusive, unless sooner terminated as hereinafter provided or unless renewed as hereinafter provided. Provided that Lessee shall have complied with all the terms and conditions of this lease, Lessee shall have the option to renew this lease for two (2) successive additional periods of sixty (60) months each after the expiration of the original term or the first renewal term, as applicable, on the same terms and conditions, except for increased rent as provided in Section 3, as herein provided for the initial term. Such option to renew shall be exercised by Lessee giving written notice to Lessor of its exercise of an option at least six (6) months before the end of the original or renewal term.

         3. Rent. Lessee shall pay to Lessor, as rental for the occupation and use of the Premises for and during the original term hereof, a total rental of $486,000.00 payable monthly in advance in equal installments of $8,100.00 each, the first of such installments being payable on the lst day of September, 1996, and the remaining installments being due and payable on the lst day of each calendar month thereafter during the original term hereof. Lessee shall pay to Lessor, as rental for the occupation and use of the Premises for and during the first renewal term, if this lease in renewed, a total rental of $510,300.00 payable monthly in advance in equal installments of $8,505.00 each, and for and during the second renewal term, if this lease is renewed for such term, a total rental of $535,815.00 payable monthly in advance in equal installments of $8,930.25 each. All rental shall be payable to Lessor at 7895 Shawnee Run Road, Cincinnati, Ohio 45243, or at such other place as Lessor may direct in writing.

         4. Net Rent. It is the intention of the Lessor and the Lessee that the rent herein specified shall be net to the Lessor in each month during the term of this lease; that all costs, expenses, and obligations of every kind relating to the Demised Premise, except as may be specifically otherwise provided in this Lease, which may arise or become due during the term of this lease shall be paid by the Lessee; and that the Lessor shall be indemnified by the Lessee against such costs, expenses and obligation. Without limiting the generality of the foregoing provision, the parties agree that:

         a. Lessee shall promptly pay all taxes and assessments against or allocated to the Premises as and when they become due for tax periods after the signing of this Lease. Lessee will pay all taxes and assessment levied against the equipment, buildings, or other property which is now located on or which Lessee may erect, install or have located on the Premises. Taxes for the current year shall be prorated between Lessor and Lessee as of the date of commencement of this Lease.

         b. In the event the Premises are assessed as a separate tax parcel and Lessee fails to pay the entire real estate tax bill when due, Lessor may, but shall not be obligated to, pay the tax bill and the amount so paid together with interest at the rate of eighteen (181) percent per annum from the date of payment shall be deemed additional rent due hereunder and shall be paid by Lessee not later than the date the next installment of rent shall become due hereunder.

         c. Lessee, at its own cost and expense, covenants and agrees to keep the Premise, including any improvements and betterments now existing or which may be made to the Premises, fully insured during the term of this lease against loss or damage by fire and other casualty; such insurance to be written by an insurance company or companies authorized to do business in the State of Ohio for the full insurable replacement value of the Premises, including improvements. Lessee covenants and agrees that Lessor and Lessee shall be named as insured parties on such policies as their interest may appear, and that Lessee shall procure endorsements on the policies required to be maintained by it under the provisions of this paragraph wherein and whereby the insurance company will agree that the Lessor will be given thirty (30) days' advance written notice of any cancellation or reduction of insurance under any such policy and that copies of all endorsements issued after the date of such policy will be forwarded to Lesssor.

         In the event that Lessee fails to pay for such fire and other casualty insurance when the premiums are due, Lessor may, but shall not be obligated to, pay the premium necessary to prevent the lapse of existing policies or obtain and pay the premium for replacement policies, and the amount so paid together with interest at the rate of eighteen percent (18%) per




                               Exhibit (10.1)-p1

                                 Exhibit Section
                                 Exhibit (10.1)


annum from the date of payment shall be deemed additional rent due hereunder and shall be paid by Lessee not later than the date the next installment of rent shall become due hereunder.

         5. Lien for Rent. Lessee covenants and agrees that Lessor shall have and is hereby given a lien upon the leasehold estate herein created and upon all of the property of Lessee of every kind and character which shall come upon the Demised Premises at any time during the term of this lease or any extension hereof to secure the payment of all of the rent and other sums whatsoever which are or shall become due Lessor under the terms of this lease and such lien shall be paramount to any other liens placed or suffered thereon by Lessee. For the purpose of enforcing such lien, Lessor shall have and is hereby given the right to distrain for all of such rent and other sums in the manner and form as provided by the lawn of the State of Ohio. The lien and right given Lessor in this paragraph shall be cumulative and in addition to all other rights and remedies which it now has or may hereafter have under this lease and the laws of the State of Ohio.

         6. Construction and Alterations by Lessee. Lessee may after having first obtained the written consent of Lessor, which consent shall not be unreasonably withheld or delayed and at Lessee's full cont and expense alter or construct improvements upon the Demised Premises, or make alterations or site improvements such as utility extensions, final grading, paving, curbs, sidewalks, landscaping, etc., to the Demised Premises, such as may be necessary or incidental to the purposes and uses for which the Premises are leased. All such improvements shall become a part of the Demised Premises and shall be the sole property of Lessor upon the termination of this Lease. Such alterations shall not impair the roof, exterior brick and block walls, supporting walls or foundations.

         a. Mechanic's and Material Liens. The Lessor shall not be liable for any labor or materials furnished to the Lessee and the mechanic's or other lien for such labor and materials shall not attach to or affect the Lessor's interest Demised Premises. The Lessee hereby agrees to pay any mechanic's or other lien, or to discharge any such lien by bond or deposit or provide an escrow deposit sufficient for that purpose upon request of the Lessor, and failing to do so, the Lessor may, without having an obligation to do so, upon giving fifteen (15) days written notice to the Lessee, pay or discharge the same and the amount so paid or deposited together with interest at the rate of eighteen (18%) percent per annum shall be deemed additional rent due hereunder and payable when the next installment of rent shall become due.

         b. The Lessee shall be responsible for obtaining all required licenses, approvals or permits for any of the construction, alteration or installation allowed by this lease. Lessee shall be solely responsible for all work in connection with the alterations and construction and shall be solely responsible for assuring that all work is completed in a good and workmanlike manner and in conformity with all federal, state and local laws and regulations, including, without limitation, the Americans With Disabilities Act, and shall indemnify and hold Lessor harmless from any loss, cost or expense, including attorney fees, in, arising out of, or relating to, Lessee's failure to comply with the provisions of this paragraph 6.

         c. Upon full compliance with all terms hereof, and at the termination hereof, Lessee shall have the right and obligation to remove any and all of its furniture, furnishings, or equipment then located on the Premises and to dispose of the same. Lessee agrees that such removal of personal property shall occur prior to the termination or cancellation of this lease or any extension thereof.

         7. Permissible Use. The Lessee shall during the continuance of this lease, conduct upon said Demised Premises a printing and/or office supply and furniture business and shall neither use nor suffer the same to be used for any other purpose without the prior written consent of the Lessor, which consent shall not be unreasonably withheld. Lessee shall conduct and manage the Demised Premises in proper and orderly manner and will not allow the Demised Premises or any part thereof to be used for any illegal or immoral purpose and will not carry on or permit upon said Demised Premises any offensive, noisy, or dangerous trade, business, manufacture or occupation of a nuisance. Lessee shall not alter the drainage of the Premises.

         Lessor hereby represents and warrants to the best of their knowledge that (i) no "Hazardous Substances", as defined hereinafter, have been discharged, dispersed, released, stored, treated, generated, disposed of or allowed to escape on the Premises prior to the date of this Lease; (ii) the operations of the business of The Merten Company (the "Company") on the Demised Premises and the building in which it is conducted conform with all applicable restrictive covenants, deeds and restrictions and all applicable Federal, state and local laws, ordinances and regulations (including those relating to zoning and environmental protection), and such buildings and operations do not encroach upon, and are not encroached upon by, property of others; and all buildings or operations of Company and the business that are subject to the Occupational Safety and Health Act of 1970, as amended, comply with employee working conditions as prescribed by such Act; (iii) the Demised Premises have no underground storage tanks, either empty or containing any liquid, including but without limitation solvents, fuel or waste oil, on any premises used in its business; (iv) Company has obtained all permits, licenses and other authorizations and filed all notices which are required to be obtained or filed by Company for the operation of its business on the Demised Premises under Federal, state and local laws relating to pollution, protection of the environment or waste



                               Exhibit (10.1)-p2

                                 Exhibit Section
                                 Exhibit (10.1)


disposal ("Environment Laws"); (v) the Company is in compliance in all respects
(a) will all terms and conditions of all required permits, licenses and authorizations; and (b) all other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any law, regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved there under; (vi) there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance in all respects, or which may give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, waste or hazardous or toxic material with respect to the Demised Premises, the Company or its businesses, properties or plants; and (vii) the properties and plants of Company do not contain asbestos or PCBs in any form.

         The Lessor shall, at their expense, take all necessary remedial action(s) in response to the presence of any "Hazardous Substances" (an defined hereinafter) in, on, under or about the Premises which occurred prior to the date of this lease. The Lessor shall be solely responsible for, and shall indemnify and hold harmless the Lessee, its directors, officers, employees, agents, successors and assigns from and against any loss, cost, expense or liability of any kind directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence of Hazardous Substances in, on, under or about the Premises which occurred prior to the date of this lease, including, without limitation: (i) all foreseeable consequential damages; (ii) the costs of any required or necessary repair, cleanup or detoxification of the Premises, and the preparation and implementation of any closure, remedial or other required plans; and (iii) all reasonable costs and expenses incurred by the Lessee in connection with any of the matters addressed in this paragraph, including but not limited to reasonable attorney's fees and experts' fees.

         Lessee hereby represents and warrants that, except for materials customarily used in Lessee's normal course of business which shall be used and disposed of in compliance with all applicable Environmental Laws and regulations, no "Hazardous Substances", as defined hereinafter, will be discharged, dispersed, released, stored, treated, generated, disposed of, or allowed to escape on the Premises during the term of this lease or any renewal hereof. For purposes of this lease, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency ("EPA") and the list of toxic pollutants designated by Congress or the EPA or defined by or in or pursuant to The Comprehensive Environmental Remediation, Compensation and Liability Act ("CERCLA"), The Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. *6901 et seq., 42 U.S.C. *9601 et seq., or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect. The Lessee shall, at its expense, take all necessary remedial action(s) in response to the presence of any Hazardous Substances in, on, under or about the Premises attributable to its occupancy hereunder. The Lessee shall be solely responsible for, and shall indemnify and hold harmless the Lessor, its directors, officers, employees, agents, successors and assigns from and against any loss, cost, expense or liability of any kind directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence of Hazardous Substances in, on, under or about the Premises during the term of this lease or any renewal hereof, including, without limitation, all reasonable costs and expenses incurred by the Lessor in connection with any of the matters addressed in this paragraph, including but not limited to reasonable attorney's fees and experts' fees.

         8. Condition/Maintenance of Premises. Lessor warrants and represents to the best of their knowledge that at the commencement of this lease the Premises shall be in compliance with all material laws, rules and regulation affecting the Premises or its use and that there is no adverse fact known to Lessor relating to the physical, mechanical or structural condition of the Premises or any portion thereof which has not been specifically disclosed to Lessee and not incurred by other than ordinary wear and tear. The Lessor shall at its own expense maintain and make all necessary repairs and replacements to the fundamental structure of the Demised Premises, meaning the roof, exterior brick and block walls, supporting walls, and foundations, unless the need for same shall be caused by the negligence of Lessee, its employees, agents or invitees. Such repairs and replacements, interior and exterior, ordinary as well an extraordinary, shall be made promptly as and when necessary. All other repairs to or maintenance of the Demised Premises shall be made by Lessee at its sole cost and expense, and shall be made promptly as and when necessary. All repairs and replacements shall be in quality and class at least equal to the original work. Upon written notice by one party to the other that such maintenance, repairs or replacements which are the responsibility of the other party are necessary, and the failure of said other party to effect such maintenance, repairs or replacements or commence work thereon (which work will be duly prosecuted) within fifteen (15) days after such written notice is given, the party giving notice shall have the right to make such repairs or replacements as are specified in the notice at the expense of the other party and obtain reimbursement from said other party for the cost thereof, including but not limited to the right of the Lessor to collect such costs as additional rent and the right of the Lessee to set off such costs against rentals.


                               Exhibit (10.1)-p3

                                 Exhibit Section
                                 Exhibit (10.1)


         9. Compliance with Laws. The Lessee at its sole expense shall comply with all material laws, orders, and regulations of federal, state, county, and municipal authorities, and with any direction of any public officer, pursuant to law, which shall impose a duty upon the Lessor or the Lessee with respect to the Demised Premises. The Lessee, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the provisions of this Lease, or for the making of any permitted repairs, alterations, improvements or additions, and the Lessor, where necessary, will join with the Lessee in applying for all such permits or licenses.

         10. Utilities. Lessor warrants that there is electricity, gas, telephone, water and sewer available at the Premises in quantities sufficient for the present use of the Premises. Lessor shall not be required to furnish any utility or similar service to the Premises, including but not limited to, steam, gas, water, heat or electricity. Except when due to the negligence of Lessor, Lessor shall not be liable for any failure of any utility service or for injury to person (including death) or damage to property resulting from steam, gas, water, heat, electricity, rain or snow which may flow or leak from any part of the leased property or from any pipes, appliances or plumbing works, from the street or subsurface or from any other place, or for interference with light or other easements however caused. Lessee shall pay all charges for utility service, including but not limited to, steam, gas, water, heat, electricity and other services used in or about or supplied to the Premises and shall indemnify Lessor against any liability on such account.

         11. Indemnity. Lessee during the term of this lease will indemnify Lessor against and hold Lessor harmless from all claims, demands and/or causes of action including all costs, expenses and attorneys fees of Lessor incident thereto for (1) injury to or death of any person or loss of or damage to any property, including the Premises, (2) failure by Lessee to perform any covenant required to be performed by Lessee hereunder, (3) failure to comply with any requirements of any governmental authority, (4) any mechanic's lien or security agreement filed against the Premises, any equipment therein or any materials used in the construction or alteration of any building or improvement thereon, where such claims, demands, and/or cause of action arise from or are incidental to the use of the Premises by Lessee, its officers, agents, servants, employees and/or invitees.

         12. Insurance. Lessee agrees that it will, at its cost and expense, obtain and keep in force and effect in the names of both Lessor and Lessee, as their respective interests may appear, general liability insurance against any and all claims for personal injury or property damage occurring in, upon or about the Premises during the term of this lease. Such insurance shall be maintained for the purpose of protecting Lessor and Lessee pursuant to the indemnity contained in the foregoing Section 11, but shall not be in satisfaction of the indemnity obligations stated herein, and shall have limits of liability of not less than Three Million Dollars ($3,000,000) for injuries to any number of persons in any one accident or occurrence or for damage to property in any one accident or occurrence. Lessee agrees that it will, at its cost and expense, obtain and keep in force and effect in the names of Lessor and Lessee, as their respective interests may appear, a standard fire and extended coverage insurance policy or policies protecting the Premises from loss or damage within the coverage of such insurance policy or policies for its full insurable replacement value. Lessee will furnish to Lessor appropriate and acceptable evidence of its compliance with the provisions of this paragraph, such as certificates of insurance or copies of the policies. Such certificates or policies shall provide that such insurance will not be cancelled or materially amended unless thirty (30) days prior written notice of such cancellation or amendment is given to Lessor. The minimum limits of the policies of insurance required to be carried by Lessee under this Lease, shall be subject to increase for the remaining term, if Lessor, in the exercise of it reasonable judgment shall deem the same necessary for its adequate protection. Within sixty
(60) days after demand therefore by Lessor, Lessee, shall furnish Lessor with evidence that it has complied with such demand for increased insurance.

         13. Eminent Domain. If all the Premises or a substantial portion thereof is taken by condemnation or under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called condemnation"), then either party may at its option terminate this lease as of the date the condemning authority takes title or possession, whichever occurs first, after giving thirty (30) days written notice to the other party of the exercising of such option.

         If any other taking (of the Premises or otherwise) adversely and substantially affects Lessee's use, access, or rights of ingress or egress of or to the Premises, then Lessee may elect to terminate this lease as of the date the condemning authority takes possession. Lessee's election to terminate shall be made in writing within thirty (30) days after Lessor has given Lessee written notice of the taking (or in the absence of such notice, within fifteen (15) days after the condemning authority has taken possession). If Lessee does not terminate this lease in accordance with this section, this lease shall remain in full force and effect as to the portion of the Premises remaining, except that rent shall be reduced in the proportion that the area taken diminishes the value and use of the Premises to Lessee. In addition, Lessor, at its expense, if the lease is not terminated, shall promptly repair any damage to the Premises caused by condemnation and restore the remainder of the Premises to the reasonable satisfaction of Lessee.



                               Exhibit (10.1)-p4

                                 Exhibit Section
                                 Exhibit (10.1)

         Any award or payment made upon condemnation of all or any part of the Premises shall be the property of Lessor, whether such award or payment made as compensation for the taking of the fee or as severance damages; provided Lessee shall be entitled to seek an award or payment for loss of or damage to Lessee's trade fixtures, removable personal property, and additions, alterations and improvements made to the Premises by Lessee, and for its loss of business or any other consequential or special damages, such as Lessee's relocation and moving expenses, provided that such award does not impair Lessor's ability to recover its claim or the amount thereof. Lessor shall give notice to Lessee within ten
(10) days after receipt of notification from any condemning authority of its intention to take all or a portion of the Premises. Notwithstanding anything, expressed or implied, to the contrary contained in this Lease, Lessee, at its own expense, may in good faith contest any such award for loss of or damage to Lessee's trade fixtures, removable personal property, and additions, alterations and improvements made to the Premises by Lessee, and for its loss of business or any other consequential or special damages, such as Lessee's relocation and moving expenses

         14. Fire or Other Casualty Losses. In the event the Premises are damaged or destroyed or rendered partially untenantable for their then use by fire or other casualty without the fault of Lessee, Lessor shall repair and/or rebuild the same as promptly as possible, provided that the proceeds from Lessee's insurance policies are available to Lessor and sufficient in amount to fully pay all costs of repair or rebuilding. Lessor's obligation hereunder is merely to restore the Premises to substantially the same condition as existed immediately prior to the happening of the casualty and shall not extend to the repair or replacement of any improvements, additions, fixtures, installations or exterior signs of the Lessee. If as a result of such partial destruction or damage there is substantial interference with the operation of Lessee's business in the Premises, the rent payable under this lease shall be abated in the proportion that the portion of the Premises destroyed or rendered untenantable bears to the total Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with the completion by the Lessor of the work of repair and/or reconstruction, if Lessor is obligated to complete such work. If the damage or casualty was caused by the negligence or fault of the Lessee, its employees, agents or invitees, there shall be no abatement of rent. Notwithstanding the foregoing, in the event that fifty percent (50%) or more of the Premises or fifty percent (5O%) or more of the building situate on the Premises are destroyed or rendered untenantable by fire or other casualty, either party shall have the option to terminate this lease effective as of the date of such casualty and Lessor may in such event retain the casualty insurance proceeds. The terminating party shall give the other party notice of termination within forty-five (45) days after the happening of such casualty. If neither party elects to terminate this lease, Lessor shall repair and/or rebuild the Premises as promptly an possible as set forth above, subject to any delay from causes beyond its reasonable control and the terms of this lease shall continue in full force and effect, subject to equitable abatement of rent as set forth above and subject to the insurance proceeds covering the cost of such repair and/or rebuilding.

         15. Assignment or. Subletting. Lessee shall not assign, transfer, mortgage, or pledge this lease and will not sublet the Premises or any part thereof without first obtaining the Lessor's written approval, which shall not be unreasonably withheld or delayed. Lessor reserves the right to sell its interest in the Premises and to assign or transfer this lease upon the condition that in such event this lease shall remain in full force and effect, subject to the performance by Lessee of all the terms, covenants and condition on its part to be performed, and upon the further condition that such assignee or transferee (except an assignee or transferee merely for security) agrees to be bound to perform all terms, covenants and conditions of this lease. Upon any such sale, assignment or transfer, other than merely as security, Lessee agrees to look solely to the assignee or transferee with respect to all matters in connection with this lease and Lessor shall be released from any further obligations hereunder.

         16. Events of Default by Lessee. In the event that the rent, or any, part thereof, of any additional rental or other payment shall not be paid on any day when such payment is due and such default shall continue for a period of ten
(10) days after written notice by Lessor to Lessee; or if Lessee should fail in the performance of, breach or permit the violation of any of the covenants, conditions, terms, or provisions contained in this lease which on the part of the Lessee ought to be observed, performed or fulfilled and shall fail to cure or make good such failure, breach or violation within thirty (30) days after written notice and demand from Lessor; or if the Demised Premises or any part thereof shall be abandoned; or if Lessee shall be disposed therefrom by or under the authority of anyone other than Lessor; or if Lessee shall file any petition or institute any proceeding under an insolvency or bankruptcy act (or any amendment or addition thereto hereafter made) seeking to effect an arrangement or its reorganization or composition with its creditors; or if in any proceedings based on the insolvency of Lessee or relating to bankruptcy proceedings, a receiver or trustee shall be appointed for Lessee or the Demised Premises and be not discharged within ninety (90) days or if the Lessee's estate created hereby shall be taken in execution or by any process of law; or if Lessee shall admit in writing its inability to pay its obligations generally as they become due, then, at the option of Lessor, this lease and everything herein contained on the part of the Lessor to be kept and performed shall cease, terminate and be at an end, and Lessor shall be entitled to have again and repossess the Premises as its former estate and Lessee shall be put out. This remedy of forfeiture shall be deemed cumulative and in addition to all other remedies provided by law. In the event Lessor exercises its option to terminate this lease, repossess the Premises and put Lessee out as


                               Exhibit (10.1)-p5

                                 Exhibit Section
                                 Exhibit (10.1)


herein provided, this shall not relieve Lessee from its obligations to pay rent provided to be paid herein for the remainder of the term of this lease and Lessee shall remain liable to Lessor for any costs or expenses incurred by Lessor in reletting the Premises and for the difference between the rent received upon such reletting and the rent herein specified to be paid by Lessee for the term hereof.

         17. Surrender of Premises. Upon expiration of the term of this Lease or any renewal term, or the sooner termination of this Lease or repossession of the Premises as herein provided, the Lessee shall peaceably surrender possession of the Premises in as good order and condition as they now are, reasonable wear and tear excepted, and shall deliver all keys to the Premises to Lessor.

         18. Right of Access of the Lessor. The Lessee further covenants and agrees that the Lessor may have access to the Demised Premises at all reasonable times and upon reasonable notice for the purpose of the examining or exhibiting the same for sale.

         19. Notices. All notices permitted or required to be given hereunder shall be effectual if in writing signed by the party given notice and sent by certified or registered U.S. mail, postage prepaid, to the other parties at the following addresses:

                  Lessor:   Mr. and Mrs. Harold A. Merten, Jr.
                               7895 Shawnee Run Road
                               Indian Hill, Ohio 45243

                  Copy to:  Thomas H. Clark, Esq.
                               441 Vine Street, Suite 1136
                               Cincinnati, Ohio 45202

                  Lessee:   CM Acquisition Corp.
                               c/o Champion Industries, Inc.
                               P. O. Box 2968
                               Huntington, West Virginia 25728

                  Copy To:  Thomas J. Murray, Esq.
                               611 Third Avenue
                               P. O. Box 2185
                               Huntington, West Virginia 25722

         20. Broker. Lessee and Lessor covenant, warrant and represent that there was no broker instrumental in consummating this lease and that no conversations or prior negotiations were held with any broker concerning the renting of the Demised Premises. Lessee and Lessor each agree to hold the other harmless against any claim for brokerage commission arising out of any conversations or negotiations had by Lessee or Lessor with any broker.

         21. Title and Warranty/Subordination. Lessor covenants and agrees with Lessee that Lessor is the lawful owner of the Premises and that they are free and clear of all other liens, claims and encumbrances whatsoever, except the permitted encumbrances described below, zoning requirements, covenants, conditions, easements and restrictions of record and non-delinquent taxes and assessments, and Lessor will defend the same against all other claims whatsoever. Lessor further covenants and agrees that Lessee by paying the rents and observing and keeping the covenants of this lease on its part to be kept, shall peaceably and quietly hold, occupy and enjoy the Premises during the term herein created, or any extension.

         Upon request by the Lessor, Lessee shall subordinate its rights hereunder to the lien of any mortgage or deed of trust, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Premises, and to all advance made or hereafter to be made upon the security thereof and will attorn to the mortgagee or beneficiary or their assigns in the event of foreclosure; provided, however, that a condition precedent to Lessee's attornment and requirement to subordinate hereunder shall be that Lessee, upon any default in the terms of such financing by Lessor, shall have the right to pay the rental due hereunder directly to the mortgagee, trustee or beneficiary of such deed of trust or other persons to whom Lessor may be obligated under such financing and, so long as Lessee does so pay the rentals as herein provided and perform all of its obligations pursuant to this lease, thin lease and all Lessee's rights and options hereunder shall remain in full force and effect as to such mortgagee, trustee or beneficiary or other financing obligee of Lessor. Lessee shall, upon request of any party-in-interest, execute within ten (10) days of Lessee's receipt, such instruments or certificates to carry out the intent of this paragraph. Provided, however, that nothing contained in such instruments or certificates required by



                               Exhibit (10.1)-p6

                                 Exhibit Section
                                 Exhibit (10.1)


Lessor or other party-in-interest shall be in derogation of any rights granted to Lessee hereunder, nor expand Lessee's obligations hereunder.

         22. Zoning; Permits. Anything elsewhere in this Lease to the contrary notwithstanding, this Lease and all terms, covenants and conditions hereof are in all respects subject and subordinate to all zoning restrictions affecting the Premises, and the Lessee shall be bound by such restrictions. The Lessor does not warrant that any licenses or permits which may be required for Lessee's business to be conducted on the Premises will be granted, or if granted will be continued in effect or renewed. Any failure to obtain licenses or permits or any revocation thereof or failure to renew shall not release Lessee from continuing performance of this Lease.

         23. Default by Lessor. In the event the Lessor shall fail for a period of thirty (30) days after written notice to comply with, keep and perform any of the agreements herein contained on its part to be complied with, kept or performed, then at the option of the Lessee this lease may be immediately terminated, but without prejudice to any right of action or remedy which might otherwise be used by Lessee to enforce its lawful rights in relation to any antecedent breach or covenant or agreement herein contained. Waiver of any default shall not be construed as a waiver of any subsequent default or condition of the lease to which such default related.

         24. Miscellaneous.

         a. Wherever the words "Lessor" and "Lessee" appear in this lease, they shall include the parties and their respective sublessee heirs, devisees, executors, administrators, successors and assigns, and the provisions of this agreement are binding upon them. Those words as may be used herein, shall be construed to include the plural as well as the singular; and the necessary grammatical changes required to make the provisions apply to either corporations, partnerships, other entities, or individuals, masculine or feminine, shall in all cases be assumed as though fully expressed. The neuter gender has been used herein for convenience only.

         b. This lease expresses the entire agreement between the parties hereto. No amendments, modification, or waiver of any provision hereof shall be valid unless in writing and signed by all of the parties hereto.

         c. This agreement shal1 be construed in accordance with the laws of the State of Ohio.

         d. If any provisions or paragraphs or part thereof of this agreement are held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforce ability of the other portions hereof, all of which provisions are hereby declared severable.

         e. This lease shal1 not be recorded. However, the parties hereto mutually agree, upon the written request of either one to the other, to execute a memorandum of this lease in recordable form as per Exhibit "B" for filing and recording in the Office of the Recorder of Hamilton County, Ohio.



                               Exhibit (10.1)-p7

                                 Exhibit Section
                                 Exhibit (10.1)



         IN WITNESS WHEREOF, the parties do hereunto set their hands to multiple copies hereof, each of which shall constitute an original, by their respective officers thereunto duly authorized all as of the day and year hereinabove set forth.


Witness as to Lessor:                                   LESSOR:
/s/ Susan M. Roberts                           /s/ Marion B. Merten
-----------------------------                  --------------------------------
                                               MARION B. MERTEN


/s/ Sherry R. Lawrason
-----------------------------

                                                /s/ Harold A. Merten, Jr.
                                                -------------------------------
                                                HAROLD A. MERTEN, JR.


Dated: August 21st 1996
              ----

Witness as to Lessee:                            LESSEE:

/s/ Steve Ward                                   CM ACQUISITION CORP.,
----------------------------
                                                 an Ohio corporation
/s/ Tom Clark
---------------------------

Dated: August 21st 1996                          By /s/ Joseph Worth
              ----                                  ----------------------------
                                                          Its President
                                                          ----------------------





                               Exhibit (10.1)-p8

                                 Exhibit Section
                                 Exhibit (10.1)




8TATE OF MI         )
                    )        SS:
COUNTY OF EMMET     )

         The foregoing instrument was acknowledged before me, a Notary Public in and for the State of MI this 9th day of August 1996, by Harold A. Merten, Jr. and Marion B. Merten.

                                     Sherry R. Lawrason
                                     ------------------
                                     Notary Public, State of MI

STATE OF OHTO       )
                    )        SS:
COUNTY OF HAMILTON  )

         BE IT REMEMBERED that on this 21st day of August, 1996, before me, the Subscriber, Notary Public in and for said county and state, personally appeared /s/Joseph C. Worth III President, of CM ACQUISTION CORP. the corporation whose name is subscribed to and which executed the foregoing instrument, and for themselves and as such officers and for and on behalf of said instrument by authority of the Board of Directors, and on behalf of said corporation; and that the signing and execution of said instrument is their free and voluntary act and deed, their free act and deed as such officers, and the free and voluntary act and deed of said corporation, for the uses and purposes in said instrument mentioned.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my Notarial Seal on the day and year last aforesaid.

                             D. Lynn Spraetz
                             ---------------
                             Notary Public


This Instrument Was Prepared By:


Thomas J. Murray
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722




                               Exhibit (10.1)-p9

                                 Exhibit Section
                                 Exhibit (10.1)




                               AGREEMENT OF LEASE
                                 MERTEN COMPANY
                                   EXHIBIT "A"

Situate in the City of Cincinnati, County of Hamilton, State of Ohio, and being particularly described as follows:

Beginning at the Northeast corner of Fifteenth and Providence Streets, thence in the North line of Fifteenth Street, North 80 [degrees]11' East 25.09 feet to a point, thence North 10 [degrees]06' West, 90.10 feet to a point in the South line of Gore Alley, thence in said line South 80 [degrees]11' West, 24.94 feet to the Southeast corner of Gore Alley and Providence Street, thence in the East line of Providence Street South 10 [degrees]00' East, 90.10 feet to the place of beginning.



                               Exhibit (10.1)-p10

                                 Exhibit Section
                                 Exhibit (10.1)


                              MERTEN COMPANY LEASE
                                   Exhibit "B"


         This Memorandum of Lease is made as of the ___ day of August, 1996, by and between Marion B. Merten and Harold A. Merten, Jr., _________________ ("Lessor") and CM Acquisition Corp., an Ohio corporation having its principal place of business at 1515 Central Parkway, Cincinnati, OH 45214 ("Lessee").

                                   WITNESSETH:

         Lessor has leased to Lessee and Lessee has leased from Lessor that certain parcel of real property as described on Exhibit A attached hereto and made a part hereof, al1 upon and subject to such covenants, terms, conditions and agreements set forth in a certain Lease between Lessor and Lessee dated _____________, 1996 ("Lease"), which Lease is incorporated herein by reference.

         The term of the Lease shall be for an original term to begin on September 1, 1996, and shall extend for a period of five (5) years, expiring on August 3l, 2001 ("Initial Term"), unless sooner terminated or extended as provided for in the Lease. Pursuant to the Lease, Landlord has granted Tenant the right and option to extend the Initial Term for two additional terms of five
(5) years each to begin upon the expiration of the Initial Term, the first to begin on September 1, 200l, and the second to begin on September 1, 2006.

         IN WITNESS WHEREOF, this Memorandum of Lease has been executed as of the day, month and year first above written.

Signed and delivered
in the presence of:

--------------------------    ---------------------------
Witness                       Lessor

--------------------------    ---------------------------
Witness        Lessor

                                LESSEE: CM Acquisition Corp. an Ohio corporation

                           By:
--------------------------     ---------------------------
Witness
                           Its:
--------------------------     ---------------------------
                                   President




                               Exhibit (10.1)-p11

                                 Exhibit Section
                                 Exhibit (10.1)




STATE OF OHIO          )
                       ) SS:
COUNTY OF HAMILTON     )

         The foregoing instrument was acknowledged before me, a Notary Public in and for the State of Ohio, this ___ day of August, 1996, by Harold A. Merten, Jr. and Marion B. Merten.


                                         ------------------------------------
                                         Notary Public, State of Ohio

STATE 0F OHIO         )
                      )   SS:
COUNTY OF HAMILTON    )

BE IT REMEMBERED that on this ___ day of August, 1996, before me, the Subscriber, Notary Public in and for said county and state, personally appeared and, Secretary, of CM Acquisition Corp., the corporation whose name is subscribed to and which executed the foregoing instrument, and for themselves and as such officers and for and on behalf of said instrument by authority of the Board of Directors, and on behalf of said corporation; and that the signing and execution of said instrument is their free and voluntary act and deed, their free act and deed as such officers, and the free and voluntary act and deed of said corporation, for the uses and purposes in said instrument mentioned.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my Notarial Seal on the day and year last aforesaid.


                                         ------------------------------------
                                         Notary Public



This Instrument Was Prepared By:

Thomas J. Murray
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722


                               Exhibit (10.1)-p12

                                 Exhibit Section
                                 Exhibit (10.1)



                               MEMORANDUM OF LEASE
                                 MERTEN COMPANY
                                   EXHIBIT "A"

Situate in the City of Cincinnati, County of Hamilton, State of Ohio, and being particularly described as follows:

Beginning at the Northeast corner of Fifteenth and Providence Streets, thence in the North line of Fifteenth Street, North 80 [degrees]11' East 25.09 feet to a point, thence North 10 [degrees]06' West, 90.10 feet to a point in the South line of Gore Alley, thence in said line South 80 [degrees]11' West, 24.94 feet to the Southeast corner of Gore Alley and Providence Street, thence in the East line of Providence Street South 10 [degrees]00' East, 90.10 feet to the place of beginning.








                               Exhibit (10.1)-p13